UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street, Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 828-9300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DXLG	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 27, 2020, Destination XL Group, Inc. (the "Company") made the decision, effective April 5, 2020, to reduce temporarily the base salaries of its management team, including the base salaries of its principal executive officer, principal financial officer and other named executive officers. Effective April 5, 2020, each of Harvey S. Kanter, President and Chief Executive Officer, Peter H. Stratton, Jr., Executive Vice President, Chief Financial Officer and Treasurer, and Robert S. Molloy, Chief Administrative Officer, General Counsel and Secretary, will take a temporary reduction in their respective base salaries of 20%.  Each of the other members of the management team, down to the director level, will take a temporary reduction in their base salaries ranging from 10% to 20%.

Item 7.01 Regulation FD Disclosure.

The Company had previously announced that given the rapidly evolving developments concerning the spread of a novel strain of coronavirus (COVID-19) throughout the United States it had made the decision to close temporarily all of retail stores through at least March 28, 2020.  Based on the current status of COVID-19, the Company’s retail stores will remain closed until further notice.

Item 8.01 Other Events.

As previously discussed on the Company’s year-end earnings call, the members of the Company’s Board of Directors have already suspended all of their compensation in response to the global pandemic.

In addition, we furloughed the majority of the Company’s field associates in connection with the closure of the Company’s stores in March, and recently made the decision to furlough approximately 264 corporate associates effective April 2, 2020. As circumstances change, the Company will make every effort to bring these associates back to work as soon as possible. Furloughed associates will also be able to apply for unemployment benefits, if eligible.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION XL GROUP, INC.
Date:	March 30, 2020	By:	/s/ Robert S. Molloy
Robert S. Molloy
Chief Administrative Officer, General Counsel and Secretary

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